Capital Group Global Equity ETF
Investment portfolio
February 28, 2026
unaudited

Common stocks 97.55% Information technology 26.60%	Shares	Value (000)
Broadcom, Inc.	278,211	$88,902
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	204,148	76,470
Microsoft Corp.	178,284	70,019
Apple, Inc.	232,790	61,498
ASML Holding NV	39,302	57,278
NVIDIA Corp.	215,308	38,150
SK hynix, Inc. (GDR)	45,208	33,344
SAP SE	125,075	25,266
KLA Corp.	12,688	19,344
Fujitsu, Ltd.	720,000	16,543
TDK Corp.	1,059,100	16,443
Applied Materials, Inc.	34,701	12,919
Micron Technology, Inc.	28,360	11,695
Keyence Corp.	27,300	11,548
Tokyo Electron, Ltd.	33,900	9,554
Accenture PLC, Class A	41,327	8,626
Disco Corp.	16,500	7,977
Salesforce, Inc.	38,122	7,426
Amphenol Corp., Class A	44,196	6,455
NEC Corp.	193,300	5,365
		584,822
Industrials 19.02%
General Electric Co.	148,132	50,700
Safran SA	109,488	43,986
GE Vernova, Inc.	41,672	36,405
Rolls-Royce Holdings PLC	2,018,572	36,276
Ingersoll-Rand, Inc.	245,422	23,104
Northrop Grumman Corp.	27,818	20,151
DSV A/S	75,096	19,422
Airbus SE, non-registered shares	76,030	16,552
RTX Corp.	73,140	14,820
HEICO Corp.	44,137	14,100
ABB, Ltd.	149,981	14,010
AMETEK, Inc.	56,473	13,509
United Rentals, Inc.	15,523	13,039
ITOCHU Corp.	838,000	12,181
Hitachi, Ltd.	363,700	12,171
Ryanair Holdings PLC (ADR)	164,947	11,132
Bombardier, Inc., Class B (a)	49,525	10,235
BAE Systems PLC	358,785	10,212
Rheinmetall AG, non-registered shares	4,701	9,240
IHI Corp.	331,700	9,140
Epiroc AB, Class A	302,111	9,099
MTU Aero Engines AG	15,027	6,488
Capital Group Global Equity ETF — Page 1 of 6

unaudited
Common stocks (continued) Industrials (continued)	Shares	Value (000)
Mitsubishi Corp.	180,500	$6,114
Siemens AG	20,906	6,111
		418,197
Financials 15.27%
JPMorgan Chase & Co.	159,420	47,874
DBS Group Holdings, Ltd.	657,500	29,691
Mastercard, Inc., Class A	49,862	25,789
UniCredit SpA	261,481	22,372
Deutsche Bank AG	583,845	20,900
Standard Chartered PLC	828,518	20,455
London Stock Exchange Group PLC	161,821	19,322
Marsh & McLennan Cos., Inc.	98,421	18,379
Visa, Inc., Class A	50,220	16,077
AIA Group, Ltd.	1,399,000	15,522
Munchener Ruckversicherungs-Gesellschaft AG	23,329	15,315
Hong Kong Exchanges and Clearing, Ltd.	279,000	14,943
Skandinaviska Enskilda Banken AB, Class A	675,006	14,416
Aon PLC, Class A	39,000	13,083
S&P Global, Inc.	24,436	10,798
Arch Capital Group, Ltd. (a)	97,033	9,718
NatWest Group PLC	931,257	7,769
Arthur J. Gallagher & Co.	31,403	7,166
Japan Post Bank Co., Ltd.	315,100	6,176
		335,765
Health care 8.54%
AstraZeneca PLC	211,717	44,345
Amgen, Inc.	57,517	22,326
Abbott Laboratories	177,369	20,637
Novo Nordisk A/S, Class B	448,597	16,877
BeOne Medicines, Ltd. (ADR) (a)	44,980	14,258
AbbVie, Inc.	48,936	11,357
Eli Lilly and Co.	10,631	11,184
EssilorLuxottica SA	40,021	10,649
Chugai Pharmaceutical Co., Ltd.	156,200	10,457
Danaher Corp.	44,898	9,457
Vertex Pharmaceuticals, Inc. (a)	18,331	9,107
HOYA Corp.	38,700	7,005
		187,659
Communication services 7.87%
Alphabet, Inc., Class A	324,239	101,085
Meta Platforms, Inc., Class A	46,763	30,311
Koninklijke KPN NV	1,857,234	10,536
Nintendo Co., Ltd.	160,000	9,216
Tencent Holdings, Ltd.	129,700	8,587
America Movil, SAB de CV, Class B (ADR)	296,606	7,717
ROBLOX Corp., Class A (a)	81,560	5,600
		173,052
Consumer discretionary 6.06%
Amazon.com, Inc. (a)	125,919	26,443
Royal Caribbean Cruises, Ltd.	72,760	22,625
Hilton Worldwide Holdings, Inc.	52,023	16,220
Capital Group Global Equity ETF — Page 2 of 6

unaudited
Common stocks (continued) Consumer discretionary (continued)	Shares	Value (000)
LVMH Moet Hennessy-Louis Vuitton SE	24,996	$16,070
Industria de Diseno Textil SA	181,894	12,212
Sony Group Corp.	428,300	9,991
MercadoLibre, Inc. (a)	5,179	9,103
Chipotle Mexican Grill, Inc. (a)	221,406	8,241
Tractor Supply Co.	133,073	6,899
Aramark	130,787	5,473
		133,277
Consumer staples 4.63%
Philip Morris International, Inc.	136,730	25,545
Danone SA	198,595	17,046
L’Oreal SA, non-registered shares	31,772	14,919
Nestle SA	113,244	12,370
British American Tobacco PLC	152,298	9,523
Costco Wholesale Corp.	9,173	9,272
Keurig Dr Pepper, Inc.	218,302	6,610
Mondelez International, Inc., Class A	106,945	6,586
		101,871
Utilities 4.32%
Engie SA	832,203	28,448
RWE AG	345,474	22,264
Constellation Energy Corp.	46,200	15,240
CenterPoint Energy, Inc.	338,739	14,735
Atmos Energy Corp.	76,531	14,295
		94,982
Energy 2.64%
TotalEnergies SE	352,185	27,998
TC Energy Corp.	162,223	10,424
EQT Corp.	125,452	7,705
BP PLC	1,195,698	7,697
Exxon Mobil Corp.	27,230	4,153
		57,977
Materials 1.95%
Air Liquide SA	75,041	15,804
Linde PLC	30,038	15,262
Barrick Mining Corp. (CAD denominated)	234,412	11,894
		42,960
Real estate 0.65%
Welltower, Inc. REIT	68,665	14,222
Total common stocks (cost: $1,943,150,000)		2,144,784
Capital Group Global Equity ETF — Page 3 of 6

unaudited
Short-term securities 3.02% Money market investments 3.02%	Shares	Value (000)
Capital Group Central Cash Fund 3.65% (b)(c)	664,543	$66,454
Total short-term securities (cost: $66,450,000)		66,454
Total investment securities 100.57% (cost: $2,009,600,000)		2,211,238
Other assets less liabilities (0.57)%		(12,538)
Net assets 100.00%		$2,198,700
Investments in affiliates (c)

	Value at 6/1/2025 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 2/28/2026 (000)	Dividend or interest income (000)
Short-term securities 3.02%
Money market investments 3.02%
Capital Group Central Cash Fund 3.65% (b)	$1,094	$245,836	$180,473	$(7)	$4	$66,454	$978

(a)	Non-income producing.
(b)	Rate represents the seven-day yield at 2/28/2026.
(c)	Affiliate of the fund or part of the same "group of investment companies" as the fund, as defined under the Investment Company Act of 1940, as amended.
Valuation disclosures

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by accounting principles generally accepted in the United States of America. The net asset value per share is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open. Security transactions are recorded by the fund as of the date the trades are executed with brokers. Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date.
Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.
Equity securities, including depositary receipts, are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.
Fixed-income securities, including short-term securities, are generally valued at evaluated prices obtained from third-party pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.
Capital Group Global Equity ETF — Page 4 of 6

unaudited
Fixed-income class	Examples of standard inputs
All
Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)

Corporate bonds, notes & loans; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. The Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (“Central Funds“), is valued based upon a floating net asset value, which fluctuates with changes in the value of CCF’s portfolio securities. The underlying securities are valued based on the policies and procedures in CCF’s statement of additional information.
Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by the fund’s investment adviser and approved by the board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security, restrictions on resale of the security, relevant financial or business developments of the issuer, actively traded similar or related securities, dealer or broker quotes, conversion or exchange rights on the security, related corporate actions, significant events occurring after the close of trading in the security, and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of the fund is determined. Fair valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.
Processes and structure — The fund’s board of trustees has designated the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Committee”) to administer, implement and oversee the fair valuation process and to make fair value decisions. The Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation team. The Committee reviews changes in fair value measurements from period to period, pricing vendor information and market data, and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews facilitated by the investment adviser’s global risk management group. The Committee reports changes to the fair valuation guidelines to the board of trustees. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.
Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The fund’s valuation levels as of February 28, 2026, were as follows (dollars in thousands):
Capital Group Global Equity ETF — Page 5 of 6

unaudited
	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Information technology	$551,478	$33,344	$—	$584,822
Industrials	418,197	—	—	418,197
Financials	335,765	—	—	335,765
Health care	187,659	—	—	187,659
Communication services	173,052	—	—	173,052
Consumer discretionary	133,277	—	—	133,277
Consumer staples	101,871	—	—	101,871
Utilities	94,982	—	—	94,982
Energy	57,977	—	—	57,977
Materials	42,960	—	—	42,960
Real estate	14,222	—	—	14,222
Short-term securities	66,454	—	—	66,454
Total	$2,177,894	$33,344	$—	$2,211,238

Key to abbreviation(s)
ADR = American Depositary Receipts
CAD = Canadian dollars
GDR = Global Depositary Receipts
REIT = Real Estate Investment Trust
Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.
Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing.
You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the Capital Group website at capitalgroup.com.
All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.
Capital Client Group, Inc., member FINRA.
© 2026 Capital Group. All rights reserved.
ETGEFP3-318-0426
Capital Group Global Equity ETF — Page 6 of 6